AMENDMENT TO ASSIGNMENT TO OPTION TO PURCHASE AGREEMENT
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The Option to Purchaser Agreement entered into between Natalma
Industries, Inc., a Nevada corporation, and John Martin, an individual, on December 11, 1998, is hereby amended as follows:

     5.     Natalma shall complete a minimum $80,000 Cdn.
     Phase One work program on or before September 1, 2002.

     Dated this 1st day of May, 2001.


     Natalma Industries, Inc.
     By:/s/ Derick Sinclair,
     President and Chairman of the Board


     By: /s/ John Martin